UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2010
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HOOKER FURNITURE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-0459
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2010, the Compensation Committee of Hooker Furniture Corporation (the “Company”) approved base salaries, annual cash incentives and other compensation for certain of the Company’s officers, including the named executive officers.

The base salary for each named executive officer for the 2010 calendar year will be:

	Base Salary
Paul B. Toms, Jr., Chairman, President and CEO	$309,325
E. Larry Ryder, EVP – Finance and Admin., and CFO	274,562
Alan D. Cole, President and CEO – Upholstery	300,000
Bruce R. Cohenour, EVP – Marketing	252,000	1
Raymond T. Harm, SVP – Sales	222,780
Michael P. Spece, SVP – Merchandising and Design	215,000
1 Effective December 1, 2009

The annual cash incentive for each named executive officer for the Company’s 2011 fiscal year, which ends January 30, 2011, has two components:

•
A base incentive, which is based on income before income taxes (and before the executive bonus accruals) of the Company or one of its divisions based on the Company’s audited year-end financial statements for fiscal 2011;

•
Plus or minus an individual performance factor based on the executive’s performance with respect to individual performance goals, determined at the Compensation Committee’s discretion, which is expressed as a percentage of the executive’s base incentive.

The annual cash incentives for the Company’s named executive officers for the 2011 fiscal year are as follows:

Named Executive Officer	Base Annual Cash Incentive	Individual Performance Factor
Paul B. Toms, Jr.	0.75% of the Company’s consolidated pre-tax income in excess of a specified threshold amount	Plus or minus 25.0%
E. Larry Ryder	0.65% of the Company’s consolidated pre-tax income in excess of a specified threshold amount	Plus or minus 12.5%
Alan D. Cole	5.0% of pretax operating income for the Company’s Sam Moore upholstered furniture division; plus 4.0% of operating income for the Company’s Bradington-Young upholstered furniture division	Plus or minus 12.5%
Bruce R. Cohenour	0.60% of the pre-tax income of the Company’s wood and metal furniture division in excess of a specified threshold amount	Plus or minus 12.5%
Raymond T. Harm	0.50% of the pre-tax income of the Company’s wood and metal furniture division in excess of a specified threshold amount	Plus or minus 12.5%
Michael P. Spece	0.50% of the pre-tax income of the Company’s wood and metal furniture division in excess of a specified threshold amount	Plus or minus 12.5%

The Compensation Committee also approved an increase in Mr. Toms’s executive life insurance death benefit from $1.5 million to $2.5 million and an increase in his monthly benefit under the Company’s Supplemental Retirement Income Plan from 40% of his Final Average Earnings (as defined in the plan) to 50% of his Final Average Earnings. Additional information regarding the Company’s executive life insurance program and Supplemental Retirement Income Plan can be found under “Executive Compensation – Supplemental Retirement and Life Insurance Benefits” in the Company’s proxy statement for its annual meeting of shareholders held June 9, 2009, which was filed with the SEC on May 8, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

Date: May 4, 2010	By:	/s/ E. Larry Ryder
E. Larry Ryder
Executive Vice President - Finance and Administration and Chief Financial Officer